NYSE:TC TSX:TCM Third Quarter 2014 Financial Results Conference Call

2 Webcast Information Webcast: This Webcast can be accessed on the Thompson Creek Metals Company website under the Events Section: www.thompsoncreekmetals.com Q&A Instructions: If you would like to ask a question, please press star 1 on your telephone keypad. If you’re using a speakerphone, please make sure your mute function is turned off to allow your signal to reach the operator.

3 Cautionary Statement This document contains ‘‘forward-looking statements’’ within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Act of 1934, as amended and applicable Canadian securities legislation and are intended to be covered by the safe harbor provided by these regulations. These forward-looking statements can, in some cases, be identified by the use of such terms as "believe," "project," "expect," "anticipate," "estimate," "intend," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Our forward-looking statements may include, without limitation, statements with respect to: future financial or operating performance of the Company or its subsidiaries and its projects; access to existing or future financing arrangements; future inventory, production, sales, payments from customers, cash costs, capital expenditures and exploration expenditures; future earnings and operating results; expected concentrate and recovery grades; estimates of mineral reserves and resources, including estimated mine life and annual production; projected ramp-up at Mt. Milligan Mine, including expected achievement of design capacities and whether additional crushing is needed; future concentrate shipment dates and sizes; future operating plans and goals; and future prices and market conditions for molybdenum, copper, gold and silver. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the section entitled ‘‘Risk Factors’’ in Thompson Creek’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q and other documents filed on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors, currently unknown to us or deemed immaterial at the present time, that could cause results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, and investors should not assume that any lack of update to a previously issued forward-looking statement constitutes a reaffirmation of that statement.

4 Management in Attendance Jacques Perron Chief Executive Officer and Director Pam Saxton Executive Vice President and Chief Financial Officer Scott Shellhaas President and Chief Operating Officer Mark Wilson Executive Vice President and Chief Commercial Officer

5 Jacques Perron Chief Executive Officer and Director Third Quarter 2014 Overview

6 Q314 Highlights Improving safety performance Company AIRR decreased from 4.35 at the end of Q114 to 2.67 at the end of Q314, a 39% improvement Building cash - $267 million, up 23% from last quarter Significantly improved financial results quarter-over-quarter Revenue of $229 million, up 153% Operating income of $64 million, compared to $5 million Cash flow from operations of $83 million, up 326% Non-GAAP adjusted EBIDTA was $91 million for Q314 • EBITDA of $52.2 million from copper and gold for Q314 • EBITDA of $40.6 million from molybdenum for Q314 Copper and gold sales contributed $101 million to total revenue Molybdenum sales contributed $124 million to total revenue Advanced ramp-up at Mt. Milligan Average daily mill throughput of 40,445 tpd Non-GAAP unit cash costs • Copper $0.77 per pound by-product basis; $1.80 per pound co-product basis • Gold: $477 per ounce Increased recoveries – copper 83.1% and gold 66.6% Completed three shipments and sales of concentrate Moody’s upgraded Company’s corporate credit rating to B3 from Caa1

7 Pam Saxton Executive Vice President and Chief Financial Officer Financial Review

8 Selected Financial Results (8) (29) 4 22 38 -$50 -$30 -$10 $10 $30 $50 $70 Q313 Q413 Q114 Q214 Q314 Non-GAAP Adjusted Net Income (loss) 91 117 161 248 229 $0 $50 $100 $150 $200 $250 $300 Q313 Q413 Q114 Q214 Q314 Revenues 5 (214) 13 57 64 -$250 -$200 -$150 -$100 -$50 $0 $50 $100 $150 Q313 Q413 Q114 Q214 Q314 Operating Income (loss) 20 (35) 16 51 83 -$50 -$30 -$10 $10 $30 $50 $70 $90 $110 $130 $150 Q313 Q413 Q114 Q214 Q314 Operating Cash Flow YTD14 = $639 YTD13 = $317 YTD14 = $134 YTD13 = $39 YTD14 = $150 YTD13 = $80 YTD14 = $65 YTD13 = $24 [millions US$, except per share data] 1 1 Please refer to Appendix for GAAP net income and reconciliation. YTD14 = $0.29 YTD13 = $0.14 ($0.04) ($0.17) $0.02 $0.10 $0.17 ($0.20) ($0.10) $0.00 $0.10 $0.20 Q313 Q413 Q114 Q214 Q314 Adjusted Net income (loss) Per Diluted Share

9 Financial Summary Non-GAAP Adjusted EBITDA1 31 32 7 (4) 39 91 91 Q113 Q213 Q313 Q413 Q114 Q214 Q314 [millions of US$] 1 Please refer to Appendix for non-GAAP reconciliation. YTD14 = $221 YTD13 = $70

10 Q3 2014 YTD 2014 Cash Flow from Operations 83.0 149.9 Cash (used) in Investing Activities (22.8) (88.2) Cash (used) in Financing Activities (6.6) (26.2) Effect of Exchange Rate Changes on Cash (3.1) (2.8) Increase (Decrease) in Cash and Cash Equivalents 50.5 32.7 Cash and Cash Equivalents, beginning of period 216.1 233.9 Cash and Cash Equivalents, end of period 266.6 266.6 Summary of Statement of Cash Flows [millions of US$]

2014 Production and Cash Cost Guidance

ThompsonCreek METALS COMPANY INC.

	Current 2014 Estimate	Previous 2014 Estimate (10K filed 2/20/14)
Mt. Milligan Copper and Gold[1]		
Concentrate production (000's wet tonnes) (000's dry tonnes)	135 – 150 125 – 140	135 – 150 125 – 140
Copper payable production (000's lb)	65,000 – 75,000	65,000 – 75,000
Gold payable production (000's oz)	185 – 195	165 – 175
Unit cash cost – By-product ($/payable lb copper production)[2,3]	1.00 – 1.50	1.55 – 1.70
Molybdenum (000's lb):[4]		
TC Mine	15,000 – 17,000	14,000 – 16,000
Endako Mine (75%)	9,000 – 10,000	10,000 – 12,000
Total molybdenum production (000's lb)	24,000 – 27,000	24,000 – 28,000
Cash Cost ($/lb produced):		
TC Mine	4.50 – 5.25	4.75 – 5.75
Endako Mine[3]	10.50 – 12.00	9.00 – 10.50
Total molybdenum cash cost ($/lb produced)	6.75 – 7.75	6.50 – 7.75

1 For Mt. Milligan, guidance assumes that we will consistently achieve approximately 80% of design capacity by year-end 2014.
2 Copper by-product unit cash cost is calculated using payable production and deducts a gold by-product credit, which is determined based on expected revenue from payable gold production assuming a gold price of approximately $831 per ounce, which is adjusted to take into account the contractual price of $435 per ounce under the Gold Stream Arrangement. See "Non-GAAP Financial Measures" for the definition and reconciliation of these non-GAAP measures.
3 Estimates for cash costs assume a foreign exchange rate of US$1.00 = C$1.09.
4 Molybdenum production pounds represented are molybdenum oxide and high performance molybdenum disulfide ("HPM") from our share of production from the mines but exclude molybdenum processed from purchased product.

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12 2014 Cash Capital Expenditure Guidance Current 2014 Estimate1,2 Previous 2014 Estimate1,2 (10K filed 2/20/14) Mt. Milligan Permanent Operations Residence 25 20 Mt. Milligan Operations 35 30 Operations (millions US$, excludes Mt. Milligan) 5 10 TOTAL3 65 60 1 Canadian to US foreign exchange rate for 2014 assumes C$1.00 = US$1.09. 2 Plus or minus 10%. 3 Excludes approximately $22 million of accruals related to the Mt. Milligan Mine as of December 31, 2013, which will be paid in 2014. [millions of US$]

13 Mark Wilson Executive Vice President and Chief Commercial Officer Sales Summary and Market Commentary

14 Copper (Cu) and Gold (Au) Sales 1 Please refer to Appendix for non-GAAP reconciliation. 10.8 21.9 16.5 49.2 Q114 Q214 Q314 Cu Sales (millions lbs) Average Realized Price1 (US$/lb) 133,831 Q114 Q214 Q314 57,974 Au Sales (oz) Average Realized Price1 (US$/oz) $3.01 $3.20 $3.02 $3.10 Q114 Q214 Q314 YTD14 51,983 23,874 $1,025 $1,047 $952 $1,002 Q114 Q214 Q314 YTD14 30 65 46 140 Q114 Q214 Q314 24 54 55 134 Q114 Q214 Q314 $1,025 $1,047 $952 $1,002 Q114 Q214 Q314 Cu Revenue (millions US$) Au Revenue (millions US$) $3.01 $3.20 $3.02 $3.10 Q114 Q214 Q314 YTD14 YTD14 YTD14 YTD14 YTD14 YTD14

15 Molybdenum Sales by Quarter Full Year 2013 – Q314 Sales [US$ in millions] Mo Sales Volumes [millions of pounds] $104.7 $112.7 $85.7 $97.7 $102.9 $126.3 $124.3 8.8 9.7 8.3 9.7 9.8 9.7 8.9 Avg Realized Mo Price/Lb. $13.03 $10.45 $10.11 $10.30 $11.60 Q213 Q313 Q413 Q114 Q214 Q314 $11.87 Q113 $13.94

16 Copper and Gold Market Commentary • Improving industrial demand in the US and the expectation for improvement in Europe • Strong US dollar dampens US dollar traded metals pricing • China remains key for the copper market; demand remains strong despite modest slowing of industrial growth • Copper concentrate benchmark treatment terms likely to be 10% or more higher in 2015 vs 2014 with copper pricing holding steady at $3.00 to $3.20 per pound • Gold market is still looking to find a floor price • Molybdenum market is expecting an oversupplied market with increased production from by-product mines in 2015

17 Scott Shellhaas President and Chief Operating Officer Operations Review

18 Operating Statistics | Consolidated Molybdenum (Mo) Mines 8.5 22.8 6.6 21.9 $5.93 $6.36 $6.77 $6.23 1 Please refer to Appendix for non-GAAP reconciliation. Q313 Q314 YTD13 YTD14 Q313 Q314 YTD13 YTD14 Mo Production (millions lbs) Cash Costs1 (US$/lb)

19 Operating Statistics | Thompson Creek Mine Molybdenum (Mo) Mines 5.7 16.1 4.1 14.8 $4.30 $4.54 $4.54 $4.09 1 Please refer to Appendix for non-GAAP reconciliation. Q313 Q314 YTD13 YTD14 Q313 Q314 YTD13 YTD14 Mo Production (millions lbs) Cash Costs1 (US $/lb)

20 Operating Statistics | Endako Mine Molybdenum (Mo) Mines 2.8 6.7 2.5 7.1 $9.23 $10.74 $10.42 $10.71 1 Please refer to Appendix for non-GAAP reconciliation. Q313 Q314 YTD13 YTD14 Q313 Q314 YTD13 YTD14 Mo Production (75%) (millions lbs) Cash Costs1 (US $/lb) Q313 Q413 Q114 Q214 Q314 Average daily mill throughput 100% (000's tonnes) 49 49 43 46 55 Grade (% molybdenum) 0.048 0.044 0.045 0.045 0.041 Recovery (%) 79.2 79.2 76.7 76.2 73.2

21 Operating Statistics | YTD 2014 Copper (Cu) 1 Please refer to Appendix for non-GAAP reconciliation. Q313 Q413 Q114 Q214 Q314 YTD 2014 Cu Ore Grade 0.25% 0.31% 0.29% 0.27% 0.25% 0.27% Cu Recovery 67.6% 80.2% 79.2% 80.4% 83.1% 80.9% 1.0 9.4 14.2 16.0 16.3 0 2.8 10.8 21.9 16.5 0.0 5.0 10.0 15.0 20.0 25.0 Q313 Q413 Q114 Q214 Q314 Cu-Payable Production (millions lbs) Cu-Sales (millions lbs) $11.77 $7.33 $2.48 $0.33 $0.77 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 Q313 Q413 Q114 Q214 Q314 Cu-Cash cost ($/payable lb produced) By-Product YTD14 Production = 46,545 YTD14 Sales = 49,214 YTD14 Cash Cost = $1.14 1

22 Operating Statistics | YTD 2014 Gold (Au) 1 Please refer to Appendix for non-GAAP reconciliation. 1,997 17,952 39,243 37,030 60,366 0 5,541 23,874 51,983 57,974 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 Q313 Q413 Q114 Q214 Q314 Au-Payable Production (oz) Au-Sales (oz) $2,082 $1,385 $606 $538 $477 $0 $500 $1,000 $1,500 $2,000 $2,500 Q313 Q413 Q114 Q214 Q314 Au-Cash cost ($/payable oz produced) Co-Product Q313 Q413 Q114 Q214 Q314 YTD 2014 Au Ore Grade (g/tonne) 0.45 0.56 0.72 0.52 0.79 0.67 Au Recovery 48.0% 57.4% 59.0% 65.1% 66.6% 63.9% YTD14 Production = 136,639 YTD14 Sales = 133,831 YTD14 Cash Cost = $530 1

23 Mt. Milligan Daily Mill Throughput1 0 10,000 20,000 30,000 40,000 50,000 60,000 Start up Aug Month 1 Sep Month 2 Oct Month 3 Nov Month 4 Dec Month 5 Jan Month 6 Feb Month 7 Mar Month 8 Apt Month 9 May Month 10 Jun Month 11 July Month 12 August Month 13 Sept Month 14 Oct 1 Since the three-day scheduled shutdown that occurred in October, throughput has been averaging more than 46,000 tpd. 42,340 Design – 60,000 tpd

24 Mt. Milligan Hourly Mill Throughput 0 500 1,000 1,500 2,000 2,500 Start up Aug Month 1 Sep Month 2 Oct Month 3 Nov Month 4 Dec Month 5 Jan Month 6 Feb Month 7 Mar Month 8 Apr Month 9 May Month 10 Jun Month 11 July Month 12 Aug Month 13 Sept Month 14 Oct 2,041 Design – 2,715 tpoh

25 Mt. Milligan Hourly Mill Availability 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Start up Aug Month 1 Sep Month 2 Oct Month 3 Nov Month 4 Dec Month 5 Jan Month 6 Feb Month 7 Mar Month 8 Apr Month 9 May Month 10 June Month 11 July Month 12 Aug Month 13 Sept Month 14 Oct Design Availability – 92% 86.4%

26 Mt. Milligan Copper and Gold Recoveries 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Start up Aug Month 1 Sep Month 2 Oct Month 3 Nov Month 4 Dec Month 5 Jan Month 6 Feb Month 7 Mar Month 8 Apr Month 9 May Month 10 Jun Month 11 July Month 12 Aug Month 13 Sept Month 14 Oct Actual Gold Recovery Actual Copper Recovery Design Gold Recovery 71% Design Copper Recovery 84% 75.9% 55.8%

27 Jacques Perron Chief Executive Officer and Director Conclusion

28 Key Messages Achieved strong financial performance for the quarter Continue to advance Mt. Milligan ramp-up Expect to consistently achieve approximately 80% of mill throughput design capacity by year-end 2014 Continue to evaluate the need for secondary crushing January 2015 expect to announce: Q4 and full year 2014 operating results Decision on secondary crushing at Mt. Milligan 2015 production and cost guidance Updated Mt. Milligan mineral resource and mineral reserve estimates

29 NYSE:TC TSX:TCM Thompson Creek Metals Company www.thompsoncreekmetals.com Pamela Solly Director, Investor Relations and Corporate Responsibility Phone (303) 762-3526 Email psolly@tcrk.com

30 Appendix

31 Non-GAAP EDITDA Reconciliation Q314 Q214 Q114 Q413 Q313 Q213 Q113 Net income (loss) (11.1) 61.6 (39.1) (210.5) 13.8 (19.2) 0.9 Interest income/expense 22.5 23.2 23.5 23.1 0.3 (0.2) (0.1) Tax expense (benefit) (4.8) 14.5 (15.0) (66.4) 4.2 2.0 (3.2) DD&A 1 22.7 33.0 22.6 13.4 11.6 14.2 12.7 Accretion 0.9 0.9 0.9 0.4 0.6 0.6 0.8 Asset impairments - - - 194.9 0.8 - - (Gain) loss on foreign exchange 60.3 (42.3) 46.5 40.8 (24.2) 34.8 19.4 Non-GAAP EBITDA 90.5 90.9 39.4 (4.3) 7.1 32.2 30.5 1 Certain prior year reclassifications were made to DD&A to conform with current year presentation.

32 Non-GAAP Reconciliation Adjusted Net Income (Loss) Three Months Ended Nine Months Ended September 30, 2014 September 30, 2013 September 30, 2014 September 30, 2013 Net income (loss) $ (11.1) $ 13.8 $ 11.4 $ (4.5) Add (Deduct): Fixed asset impairment — 0.8 — 0.8 Tax benefit of fixed asset impairment — (0.3) — (0.3) (Gain) loss on foreign exchange 1 59.7 (23.8) 63.9 30.4 Tax expense (benefit) on foreign exchange (gain) loss (10.3) 1.9 (10.7) (2.2) Non-GAAP adjusted net income (loss) $ 38.3 $ (7.6) $ 64.6 $ 24.2 Net income (loss) per share Basic $ (0.05) $ 0.08 $ 0.06 $ (0.03) Diluted $ (0.05) $ 0.06 $ 0.05 $ (0.03) Adjusted net income (loss) per share Basic $ 0.18 $ (0.04) $ 0.35 $ 0.14 Diluted $ 0.17 $ (0.04) $ 0.29 $ 0.14 Weighted-average shares (millions) Basic 213.9 171.5 186.8 170.9 Diluted 220.4 216.5 220.1 216.4 1 Included $0.6 million foreign exchange gains for the three and nine months ended September 30, 2014, respectively, and $0.4 million foreign exchange losses for the three and nine months ended September 30, 2013, respectively, presented in income and mining tax expense (benefit) on the Condensed Consolidated Statements of Operations. (US$ in million, except shares and per share amounts)

33 Non-GAAP Reconciliation Copper-Gold Operations Non-GAAP Cash Cost Three Months Ended September 30, Nine Months Ended September 30, 2014 2013 2014 2013 Direct mining costs 1 $ 48.8 $ — $ 138.2 $ — Truck and rail transportation and warehousing costs 3.8 — 10.0 — Costs reflected in inventory and operations costs $ 52.6 — $ 148.2 — Refining and treatment costs 4.4 — 12.9 — Ocean freight and insurance costs 1.1 — 4.6 — Direct costs reflected in revenue and selling and marketing costs $ 5.5 — $ 7.5 — Non-GAAP cash costs $ 58.1 $ — $ 165.7 $ — Reconciliation to amounts reported (US$ in millions) Direct costs $ (5.5) — $ (17.5) — Changes in inventory (4.5) — 14.0 — Silver by-product credits 2 (1.1) — (3.4) — Non cash costs and other 0.4 — 1.1 — Copper-Gold segment US GAAP operating expenses $ 47.4 $ — $ 159.9 $ — 1 Mining, milling and on-site general and administration costs. Mining includes all stripping costs but excludes costs capitalized related to the construction of the tailings dam. Stripping costs that provide access to mineral reserves that will be produced in future periods are expensed as incurred under US GAAP. 2 Silver sales are reflected as a credit to operating costs. (US$ in millions) Non-GAAP Cash Cost

34 By-Product Three Months Ended September 30, Nine Months Ended September 30, 2014 2013 2014 2013 Copper payable production (000's lbs) 16,267 — 46,545 — Non-GAAP cash cost $ 58.1 $ — $ 165.7 $ — Gold sales 1 $ 55.2 $ — $ 134.1 $ — Less gold sales related to deferred portion of Gold Stream Arrangement (10.8) — (24.9) — Net gold by-product credits $ 44.4 — $ 109.2 — Silver by-product credits2 1.1 — 3.4 — Total by-product credits $ 45.5 — $ 112.6 — Non-GAAP cash cost net of by-product credits $ 12.6 — $ 53.1 — Non-GAAP unit cash cost $ 0.77 $ — $ 1.14 $ — (US$ in millions, except pounds and per pound amounts) Non-GAAP Reconciliation Copper-Gold Operations By-Product Unit Cost Per Pound Produced 1 Excluded refining and treatment charges. 2 Silver sales are reflected as a credit to operating costs.

35 Co- Product (US$ in millions, except pounds, ounces and per unit amounts) Non-GAAP Reconciliation Copper-Gold Operations Co-Product Costs Three Months Ended September 30, Nine Months Ended September 30, 2014 2013 2014 2013 Copper payable production (000’s lbs) 16,267 — 46,545 — Gold payable production in Cu eq. (000’s lbs) 1 15,976 — 36,541 — Payable production (000’s lbs) 32,243 — 83,086 — Non-GAAP cash cost allocated to Copper $ 29.3 $ — $ 92.8 $ — Non-GAAP unit cash cost per lb $ 1.80 $ — $ 2.00 $ — Non-GAAP cash cost allocated to Gold $ 28.8 $ — $ 72.9 $ — Gold payable production (ounces) 60,366 — 136,639 — Non-GAAP unit cash cost per ounce $ 477 $ — $ 530 $ — 1 Gold has been converted from payable ounces to thousands of copper equivalent pounds by using the gold production for the periods presented, using a gold price of $840 and $842 per ounce for the three and nine months ended September 30, 2014, respectively (adjusted for the Royal Gold price of $435 per ounce) and a copper price of $3.17 and $3.15 per pound for the three and nine months ended September 30, 2014, respectively.

Non-GAAP Reconciliation
Copper-Gold Operations Average Realized Sales Prices

ThompsonCreek METALS COMPANY INC.

Average Realized Sales Prices

(US$ in millions, except pounds, ounces and per unit amounts)

	Three Months Ended September 30,				Nine Months Ended September 30,			
		2014		2013		2014		2013
Average realized sales price for Copper								
Payable pounds of copper sold (000's lb)		16,482		—		49,214		—
Copper sales, net	$	45.7	$	—	$	140.3	$	—
Refining and treatment costs		4.2		—		12.3		—
Copper sales, gross	$	49.9	$	—	$	152.6	$	—
Average realized sales price per payable pound for sold[1]	$	3.02	$	—	$	3.10	$	—
Average realized sales price for Gold								
Payable ounces of gold sold under the Gold Stream Arrangement		29,965		—		69,329		—
TCM share of payable ounces of gold sold to MTM Customers		28,009		—		64,502		—
Payable ounces of gold sold		57,974		—		133,831		—
Gold sales related to cash portion of Gold Stream Arrangement	$	13.0	$	—	$	30.2	$	—
Gold sales related to deferred portion of Gold Stream Arrangement		10.8		—		24.9		—
Gold sales under Gold Stream Arrangement		23.8		—		55.1		—
TCM share of gold sales to MTM Customers		31.2		—		78.4		—
Gold sales, net		55.0		—		133.5		—
Refining and treatment charges		0.2		—		0.6		—
Gold sales, gross	$	55.2	$	—	$	134.1	$	—
Average realized sales price related to cash portion of Gold Stream Arrangement	$	435	$	—	$	435	$	—
Average realized sales price related to deferred portion of Gold Stream Arrangement	$	359	$	—	$	359	$	—
Average realized sales price per payable ounce sold under Gold Stream Arrangement	$	794	$	—	$	794	$	—
Average realized sales price per payable ounce sold for TCM share[1]	$	1,121	$	—	$	1,225	$	—
Average realized sales price per payable ounce sold (1)	$	952	$	—	$	1,002	$	—

1 The average realized sales price per payable pound of copper sold and payable ounces of gold sold is impacted by any final volume and pricing adjustments and mark-to-market adjustments for shipments made in prior periods.

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Non-GAAP Reconciliation
Molybdenum Cash Cost Per Pound Produced

ThompsonCreek METALS COMPANY INC.

Molybdenum Operations - Cash Cost per Pound Produced, Weighted-Average Cash Cost per Pound Produced and Average Realized Sales Price per Pound Sold

(US$ in millions, except pounds and per pound amounts)	Three Months Ended					
	September 30, 2014			September 30, 2013		
	Operating Expenses	Pounds Produced [1]	$/lb	Operating Expenses	Pounds Produced [1]	$/lb
TC Mine						
Cash cost - Non-GAAP	$ 18.5	4,073	$ 4.54	$ 24.6	5,716	$ 4.30
Add/(Deduct):						
Stock-based compensation	0.2			0.2		
Inventory and other adjustments	2.2			6.6		
US GAAP operating expenses	$ 20.9			$ 31.4		
Endako Mine						
Cash cost - Non-GAAP	$ 25.9	2,487	$ 10.42	$ 26.0	2,820	$ 9.23
Add/(Deduct):						
Stock-based compensation	0.2			0.1		
Inventory and other adjustments	5.3			(6.4)		
US GAAP operating expenses	$ 31.4			$ 19.7		
Other operations US GAAP operating expenses [2]	$ 33.7			$ 15.8		
Molybdenum segments US GAAP operating expenses	$ 86.0			$ 66.9		
Weighted-average cash cost—Non-GAAP	$ 44.4	6,560	$ 6.77	$ 50.6	8,536	$ 5.93

1 Pounds produced are shown in molybdenum oxide and include an estimated loss from our share of the sulfide production from the mines to oxide. They exclude molybdenum processed from purchased product.

2 Other operations represent activities related to the roasting and processing of third-party concentrate and other metals at the Langeloth Facility and exclude product volumes and costs related to the roasting and processing of TC Mine and Endako Mine concentrate. The Langeloth Facility costs associated with roasting and processing of TC Mine and Endako Mine concentrate are included in their respective operating results above.

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Non-GAAP Reconciliation
Molybdenum Cash Cost Per Pound Produced

ThompsonCreek METALS COMPANY INC.

Molybdenum Operations - Cash Cost per Pound Produced, Weighted-Average Cash Cost per Pound Produced and Average Realized Sales Price per Pound Sold

(US$ in millions, except pounds and per pound amounts)

	Nine Months Ended					
	September 30, 2014			September 30, 2013		
	Operating Expenses	Pounds Produced [1]	$/lb	Operating Expenses	Pounds Produced [1]	$/lb
TC Mine						
Cash cost - Non-GAAP	$ 60.7	14,839	$ 4.09	$ 72.9	16,063	$ 4.54
Add/(Deduct):						
Stock-based compensation	0.6			0.7		
Inventory and other adjustments	17.4			16.6		
US GAAP operating expenses	$ 78.7			$ 90.2		
Endako Mine						
Cash cost - Non-GAAP	$ 75.9	7,089	$ 10.71	$ 71.8	6,688	$ 10.74
Add/(Deduct):						
Stock-based compensation	0.2			0.3		
Inventory and other adjustments	4.9			(15.3)		
US GAAP operating expenses	$ 81.0			$ 56.8		
Other operations US GAAP operating expenses [2]	$ 75.6			$ 65.6		
Molybdenum segments US GAAP operating expenses	$ 235.3			$ 212.6		
Weighted-average cash cost—Non-GAAP	$ 136.6	21,928	$ 6.23	$ 144.7	22,751	$ 6.36

1 Pounds produced are shown in molybdenum oxide and include an estimated loss from our share of the sulfide production from the mines to oxide. They exclude molybdenum processed from purchased product.

2 Other operations represent activities related to the roasting and processing of third-party concentrate and other metals at the Langeloth Facility and exclude product volumes and costs related to the roasting and processing of TC Mine and Endako Mine concentrate. The Langeloth Facility costs associated with roasting and processing of TC Mine and Endako Mine concentrate are included in their respective operating results above.

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